Exhibit 99.1

Exhibit 99.1

Bank of America Merrill Lynch 2012 Power and Gas Leader Conference

September 19, 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance. 2

CMS Energy MODEL

Investment

Enablers

Self-Imposed Limits

Risk Mitigation

RESULTS – Consistent Strong Performance

. . .. . unchanged.

3

CMS Energy MODEL

Investment

Enablers

Michigan Energy Law

Constructive Regulation

Lean O&M Sales Recovery

NOLs

Self-Imposed Limits

Base Rates

Risk Mitigation

RESULTS – Consistent Strong Performance

. . . . working well.

4

ENABLER—- Capital Investment . . . .

. . . . at sustainable customer “base rate” increases.

2012 – 2016 Plan

Customer rates

<2% >4%

Opportunity Level

$6.6 Billion

Faster smart grid

Pipe replacements

Pole replacements

New gas generation

×

$10 Billion

5

ENABLER—- Capacity . . . .

Up to 1,500 MW Shortfall

MW

9,500

8,500

7,500

6,500

5,500

0

2012

2013

2014

2015

2016

2017

INSTALLED CAPACITY EXCL CLASSIC 7

PEAK DEMAND WITH 11% RESERVE MARGIN

CLASSIC 7

PEAK DEMAND WITH 18% RESERVE MARGIN

. . . . need looms.

6

SELF-LIMIT—- Customer Rate . . . .

Renewable surcharge down 85%

Headcount – down 7%

Health care sharing at 70/30

Labor agreements

Productivity up 35%

Western coal at 97%

O&M cost down 6% in 2012

. . . . increases below inflation.

Rate Competiveness

Electric

Base & Surcharges

Fuel Rate

Reduction Actions

Gas

Inflation

<1% 1% (2)% 3%

7

RISK MITIGATION . . . .

Retail Open Access Cap

Six Ballot Proposals Referendum State Emergency Manager Law

Collective Bargaining

Renewable Energy (25/25)

Home Health Care unionization

2/3 vote to raise taxes

International Bridge

House Bill 5503, by Rep. Mike Shirkey: Estimated 38% cap by 2016

House Bill 5733, by Rep. Ken Horn: Returns to full regulation

The bills will “sit side by side on a shelf.”

Representative Ken Horn, Chairman of the House Energy & Technology Committee

. . . . and sensible legislation.

8

ENABLER—- Michigan Energy Law . . . .

Growth

Renewable energy plan

Energy optimization

Speed

File and implement

ratemaking

Forward test year

Risk Mitigation

Retail open access cap

Decoupling

Regulation John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent 2008 Law

. . . . provides timely rate recovery and mitigates risks.

Michigan Public Service Commission

Recent Organizational Changes:

Commissioners Chair: John Quackenbush (7-17) Orjiakor Isiogu (7-13) Greg White (7-15) Michael O’Brien Chief of Staff Gary Kitts Executive Director Bill Stosik Director, Financial Analysis Brian Ballinger Director, Operations Dan Blair Director, Regulated Energy Paul Proudfoot Director, Electric Reliability

ENABLER—- Rate Case Filing . . . .

2008 2009 . . . . routine and streamlined strategy continues. 2010 2011 2012 2008 2009 2010 2011 2012 Filed $214 M Final Order $139 M Self- implement $179 M ELECTRIC GAS Filed $178 M Self- implement $150 M Final Order $146 M Filed $195 M Self- implement $118 M Filed $114 M Self- implement $89 M Final Order $66 M Filed $55 M Final Order Settled $31 M Filed $49 M 78% 97% 74% New Energy Law Self- implement $23 M Final Order Settled $16 M Final Order $118 M 100% Filed $148 M

ENABLER—- Electric Rate Case . . . .

Request (mils): $148 Capital Investment: 85% ROE 10.5%: 7 Cost and other: 8 Total 100% Adjustment mechanisms Pension and retiree healthcare Uncollectible accounts Revenue Capital investment May avoid need for annual cases Drivers Features . . . . minimizes customer volatility; provides investor certainty.

ENABLER—- Recent Cost Performance . . . .

2011 over 2006 Electric Non-Fuel O&M Cost Three voluntary separation programs Pension prefunding Health care sharing Labor agreements SAP efficiencies Productivity up 35%

. . . . best in class.

0% Peer Average up 7% Examples of Cost Reductions             Source: SNL data service

ENABLER—- 2011 Electric Costs . . . .

. . . . among the best. 18% Peer Average 22%             Source: SNL data service O&M % Revenue 2% Peer Average 5% Overhead % Revenue

ENABLER—- Future Cost Performance . . . . Consolidating field offices Employee productivity “Classic 7” mothballing Smart Grid Uncollectible account improvements Lower benefit costs

. . . . continues to provide sustainable rate and EPS growth. Future O&M Cost Examples of Cost Reductions             Source: SNL data service Source: SNL data service Source: SNL data service

ENABLER—- Sales Recovery . . . . Electric Salesa Electric Salesa vs Prior Years . . . . adds rate “headroom”. (CHART) 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Up 9% 1983 & 1984 Up 5% 2010 to 2012 2012 (CHART)             a Weather adjusted -6% +8% +2% +5% First Half 2012 Resid +0.6% Comm +1.1 Indust +7.5 Total +3.0

ENABLER—- Federal Tax Benefits Avoid . . . .

$0.8 $0.8 $0.5 $0.5 $0.3 $0.2

2011 2012 2013 2014 2015 2016

. . . . need for equity (dilution). (CHART) Gross NOLs (bils) $1.5 $1.3 $0.7 $0.5 $0 $0 “Block” Equity 0 0 0 0 0 0 Net NOLs and Credits

CMS Energy MODEL . . . .

Investment Enablers Self-Imposed Limits Risk Mitigation RESULTS – Consistent Strong Performance . . . . working well.

RESULTS—- EPSa and Dividend Growth . . . .

. . . . provide for strong TSR. (CHART) $0.81 b             a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock $1.55 $1.52 7% 5% (CHART) Payout 0% 25% 30% 40% 49% 58% 62% 32% 27% 14% 39% 80% EPS Dividend 8% CAGR (Peer Average = 4% Growth) Int’l sale

RESULTS—- Total Shareowner Return . . . . RESULTS—- Total Shareowner Return . . . .

. . . . performance among best! TSR Performance a Future – Annual Growth EPS Growth Dividend Yield 9%—11% S&P 500 47% 88% UTY 38 155             a Through August 2012

Key Takeaways . . . .

Transparent Utility investment plan benefits customers and shareowners Mounting evidence of constructive regulatory environment Michigan economy continues improvement Growing cash flow enables common dividend to grow as earnings grow Credit ratings on positive outlook at S&P and Moody’s On track for 10th consecutive year of consistent, attractive financial performance

. . . . strong customer and investor performance.

APPENDIX

Balanced Generation – Capacity Fuel Mix

Today

Renewables 4%

Pumped Storage 11%

Oil8%

Nuclear 9%

Gas 33%

Coal 35%

2016

Renewables 9%

Pumped Storage 11%

Oil7%

Nuclear 8%

Gas 30%

Coal 23%

$1.5 Billion Environmental Investment . . . .

. . . . to comply with state and federal laws and regulations. 2012 – 2016 (bils) 2012 – 2016 (bils) Air NOx $0.1 SO2 0.7 Mercury 0.4 Water 0.1 Solid Waste 0.2 Total $1.5 Expenditures Clean Air Standards Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed Already achieving compliance Mercury and Air Toxics Standard (MATS) Largest five coal units planned to be controlled – around 2,000 MW Retirement or mothballing of smaller coal plants – 950 MW

Renewable Energy Investment Plans . . . .

Michigan energy law requires: 10% renewables by 2015 Purchase 50% and build 50% 20-year levelized surcharge Renewable energy surcharge reduced by $57 million annually Plan to invest about $0.5 billion over next five years $235 million, Lake Winds? Energy Park under construction . . . . at lower customer costs while maintaining investment.

Capital Expenditures 26

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 101 79 136 78 130 524

New customers 31 31 35 40 39 176

Other 93 84 70 73 75 395

Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061

Gas

Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 56 52 47 39 40 234

Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053

Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114

Investment choices:

Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553

Reliability 250 236 249 209 212 1,156

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Liquidity (as of 6/30/12) . . . .

. . . . strong and conservative.

Thicker liquidity than peers

Pre-funding

Robust backup plan

Availability

Parent Debt Strategy

CMS Energy

5-year revolver—2016

Consumers Energy

5-year revolver—2016

5-year revolver—2017

A/R Facility—2012

Cash $523 mils 497 150 250 187 $1.6 Billion 32%

Market Cap a             a As of 3/31/12, comparing 18% for peers

2012 Sensitivities . . . .

* Less than 0.5¢ or $500,000

a Reflect 2012 sales forecast; weather adjusted

Annual Impact

Sensitivity EPS OCF (mils)

Sales a

Electric (38,154 Gwh)Gas (283 Bcf) + 1% + 1 + $0.05+ 0.01 + $20 + 5 Gas prices (NYMEX) + 1.00 * 15 Uncollectible accounts (mils) + 5 0.01 * ROE (authorized)Electric (10.3%)Gas (10.3%) + 20 bps + 20 + 0.02+ 0.01 + 10 + 4 – + – + . . . . on strong performance.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES AS OF 08/31/12

Reflects repayment of $25MM Barclay Revolver (CMS)

Maturity Amount

F/V S/U or Call Date (000’s) DEBT/ CO

SHORT-TERM DEBT:

V U 03/23/13 $ 350,000 $350MM Term Loan (CECo)

F U SHORT-TERM 172,500 5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)

$ 522,500

LONG-TERM DEBT:

F S 02/15/14 $ 200,000 6% FMBs (CECo)

F U 05/15/14 250,000 2.75% Sr Notes (CMS)

$ 450,000

F S 03/15/15 $ 225,000 5% FMBs Series N (CECo)

F U 09/30/15 250,000 4.25% Sr Notes (CMS)

F S 10/15/15 50,000 2.60% FMBs (CECo)

F U 12/15/15 125,000 6.875% Sr Notes (CMS)

$ 650,000

V S 03/31/16 $ 10,000 Barclay Revolver (CMS)

F S 08/15/16 350,000 5.5% Series M FMBs (CECo)

V U 12/15/16 180,000 $180MM Term Loan (CMS)

$ 540,000

F S 02/15/17 $ 250,000 5.15% FMBs (CECo)

F U 07/17/17 250,000 6.55% Sr Notes (CMS)

F S 10/15/17 100,000 3.21% FMBs (CECo)

F U 02/15/18 250,000 5.05% Sr Notes (CMS)

F S 03/01/18 180,000 6.875% Sr Notes (CECo)

V S 04/15/18 67,700 VRDBs to replace PCRBs (CECo)

F S 09/15/18 250,000 5.65% FMBs (CECo)

F S 03/15/19 350,000 6.125% FMBs (CECo)

F U 06/15/19 300,000 8.75% Sr Notes (CMS)

F S 09/15/19 500,000 6.70% FMBs (CECo)

F U 02/01/20 300,000 6.25% Sr Notes (CMS)

F S 04/15/20 300,000 5.65% FMBs (CECo)

F S 10/15/20 100,000 3.77% FMBs (CECo)

F U 03/15/22 300,000 5.05% Sr Notes (CMS)

F S 05/15/22 375,000 2.85% FMBs (CECo)

F S 09/01/22 250,000 5.30% FMBs (CECo)

V S 04/01/35 35,000 PCRBs (CECo)

F S 09/15/35 175,000 5.80% FMBs (CECo)

F S 09/01/40 50,000 6.17% FMBs (CECO)

F S 10/15/40 50,000 4.97% FMBs (CECo)

$ 4,432,700

$ 6,595,200 TOTAL

Various Maturity Dates/No Maturity Date Available:

$ 143,306 CECo Securitization Bonds after 07/20/12 payment

178,731 CECo Capital lease rental commitments as of 06/30/12

458,218 EnerBank Discount Brokered CDs as of 06/30/12 (CMS)

(15,034) CMS Net unamortized discount as of 06/30/12

(2,931) CECo Net unamortized discount as of 06/30/12

$ 7,357,491 GRAND TOTAL

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31 2011 2010 2009 2008 2007

ELECTRIC REVENUE AND POWER COSTS ($ Millions)

Residential $1,678 $1,614 $1,387 $1,414 $1,326

Commercial 1,197 1,166 1,099 1,129 1,111

Industrial 784 749 677 810 775

Other 39 40 36 32 30

Total revenue from customers $3,698 $3,569 $3,199 $3,385 $3,242

Wholesale 21 20 19 22 23

Intersystem 43 99 94 113 92

Retail open access/direct access 91 54 31 15 15

Miscellaneous 60 60 64 59 71

Total electric utility revenue $3,913 $3,802 $3,407 $3,594 $3,443

Fuel for electric generation $559 $520 $460 $483 $385

Purchased and interchange pow er 1,348 1,308 1,232 1,388 1,449

DEPRECIATION AND AMORTIZATION $412 $450 $441 $438 $397

OPERATING INCOME $712 $672 $488 $576 $413

NET INCOME $333 $303 $194 $271 $196

DELIVERIES (Million kWhs)

System sales

Residential 12,931 12,968 12,386 12,854 13,206

Commercial 10,903 11,026 11,211 11,969 12,384

Industrial 9,544 9,061 9,290 10,563 11,153

Other 224 235 230 225 231

Total sales to ultimate customers 33,602 33,290 33,117 35,611 36,974

Wholesale 332 325 328 333 496

Retail open access/direct access 3,901 4,079 2,326 1,541 1,364

Intersystem 1,349 1,394 1,277 1,176 1,329

Total electric system deliveries 39,184 39,088 37,048 38,661 40,163

AVERAGE ELECTRIC REVENUE (¢ per kWh)

Residential 12.98 12.45 11.20 11.00 10.04

Commerical 10.98 10.58 9.80 9.43 8.98

Industrial 8.21 8.27 7.29 7.67 6.95

Other 17.41 17.02 15.65 14.22 12.99

Total 11.01 10.72 9.66 9.51 8.77

ELECTRIC CUSTOMERS BILLED (At December 31)

Residential 1,571,319 1,569,183 1,566,980 1,584,752 1,575,386

Commercial 207,490 210,380 210,223 208,931 211,365

Industrial 8,691 8,881 8,770 8,505 8,619

Retail Open Access/Direct Access 1,078 1,095 861 642 642

Other 1,300 1,287 1,282 2,045 2,025

Total 1,789,878 1,790,826 1,788,116 1,804,875 1,798,037

AUTHORIZED RETURN ON EQUITY 10.70% 10.70% 10.70% 10.70% 11.15%

EARNED RETURN ON EQUITY-FINANCIAL 11.00% 10.60% 6.40%1 9.40% 7.50%

RATE BASE ($ Millions) $7,442 $6,815 $6,459 $6,175 $5,407

COOLING DEGREE DAYS 2

Normal degree days in calendar year 584 571 578 579 545

Actual degree days 767 884 379 542 773

Warmer (colder) than normal (%) 31 55 (34) (6) 42

Increase (decrease) from normal in:

Electric deliveries (millions of kWh) 513 855 (461) 146 736

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

1 Includes Gas Customer Choice sales

2 Average gas revenue for transportation excludes amounts related to MCV and off-system transportation

3 Includes pipeline transportation charges

4 HDD base 65 degrees, seven w eather station average, normal equals average of preceding 15 year time period

One Energy Plaza Jackson, MI 49201 517-788-2590

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31 2011 2010 2009 2008 2007

FUEL COST ($ per MMBtu)

Coal 2.94 2.51 2.37 2.01 2.04

Oil 18.55 10.98 9.59 11.54 8.21

Gas 4.95 5.57 6.57 10.94 10.29

Nuclear 0.00 0.00 0.00 0.00 0.42

Weighted average for all fuels 3.18 2.71 2.56 2.47 2.07

FUEL COST FOR GENERATION (%)

Coal 83.5 88.2 90.6 81.0 97.9

Oil 2.1 3.3 2.5 4.1 9.1

Gas 14.3 8.4 6.8 14.6 0.9

Nuclear 0.0 0.0 0.0 0.0 2.2

Nox allow ances 0.1 0.1 0.1 0.3 (10.1)

POWER GENERATED (Millions of kWhs)

Coal 15,468 17,879 17,255 17,701 17,903

Oil 7 21 14 41 112

Gas 1,912 1,043 565 804 129

Nuclear 0 0 0 0 1 781,

Renew able energy (hydro) 425 365 466 454 416

Net pumped storage 1 (365) (366) (303) (382) (478)

Total net generation 17,447 18,942 17,997 18,618 19,863

Purchased and interchange:

- , , , , ,

Net interchange pow er 6,825 6,045 6,925 6,653 8,009

Total net purchased and interchange pow er 19,499 18,048 18,463 20,296 20,511

Total net pow er supply 36,946 36,990 36,460 38,914 40,374

POWER GENERATED (%)

Total net generation 47.2 51.2 49.4 47.8 49.2

Non-utility generation 34.3 32.4 31.6 35.1 31.0

Net interchange pow er 18.5 16.3 19.0 17.1 19.8

Total net purchased and interchange pow er 52.8 48.8 50.6 52.2 50.8

Total net pow er supply 100.0 100.0 100.0 100.0 100.0

NET DEMONSTRATED CAPABILITY AT PEAK (MW)

Coal 2,823 2,828 2,850 2,850 2,841

Oil and gas 1,810 1,814 1,814 1,997 1,459

Combustion turbine 465 517 661 661 345

Nuclear 0 0 0 0 0

Renew able energy (hydro) 77 74 74 73 73

Pumped storage 955 955 955 955 955

Total ow ned generation 6,130 6,188 6,354 6,536 5,673

P&I pow er capability 2,458 3,058 2,600 3,050 3,627

Total ow ned and P&I 8,588 9,246 8,954 9,586 9,300

NET DEMONSTRATED CAPABILITY AT PEAK (%)

Total ow ned generation 71.4 66.9 71.0 68.2 61.0

Total ow ned and P&I 100.0 100.0 100.0 100.0 100.0

Peak load (MW) 2 8,930 8,190 7,756 7,705 8,391

Reserve capacity (%) 4 11 17 22 12

Nameplate generating capacity (MW) at peak 6,784 6,784 6,784 6,784 6,784

3

Heat rate-average Btu of fuel per net kWh generated 10,214 10,132 10,072 10,201 10,198

1 Consumers’ portion of the Ludington pumped storage facility

2 Includes Retail Open Access customers

3 Includes bundled service customers

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Years Ended December 31 2011 2010 2009 2008 2007

GAS REVENUE AND COST OF GAS ($ Millions)

Residential $1,655 $1,677 $1,808 $1,971 $1,823

Industrial 89 88 101 124 113

Other 3 3356

Total sales revenue $2,185 $2,217 $2,423 $2,698 $2,494

Transportation fees 60 53 48 45 44

Miscellaneous 95 84 85 84 83

Total gas utility revenue $2,340 $2,354 $2,556 $2,827 $2,621

Cost of gas sold 1,438 1,516 1,778 2,079 1,918

Gas utility revenue net of cost of gas $902 $838 $778 $748 $703

DEPRECIATION, DEPLETION AND AMORTIZATION $130 $122 $118 $136 $127

OPERATING INCOME $272 $252 $201 $190 $170

NET INCOME $130 $127 $96 $89 $87

SALES AND DELIVERIES (Bcf)

Residential 157 152 163 171 167

Commercial 50 47 52 57 55

Industrial 11 10 11 12 12

Other———-

Total gas sales 1 218 209 226 240 234

Gas transportation deliveries 119 108 93 98 107

Total gas sales and transportation deliveries 337 317 319 338 341

GAS CUSTOMERS BILLED (at December 31)

Residential 1,579,835 1,576,520 1,574,246 1,577,863 1,580,586

Commercial 118,215 117,860 118,199 118,870 119,703

Industrial 6,721 6,938 7,073 6,961 7,014

Transportation 3,179 3,005 2,725 2,507 2,495

Total customers 1,707,950 1,704,323 1,702,243 1,706,201 1,709,798

AVERAGE GAS REVENUE ($ per Mcf)

Residential $10.54 $11.03 $11.09 $11.53 $10.93

Commercial 8.76 9.59 9.83 10.49 10.09

Industrial 8.09 9.17 9.18 10.33 9.62

Transportation 2 0.82 0.82 0.82 0.70 0.68

GAS SUPPLY (MMcf)

Gas Cost Recovery 188,177 170,575 206,866 208,296 216,843

Gas Customer Choice 48,224 38,806 31,498 24,177 19,520

Total 236,401 209,381 238,364 232,473 236,363

WORKING GAS STORAGE CAPACITY (Bcf) 142 142 142 142 143

AVERAGE COST OF GAS SOLD ($ per Mcf) 3

Gas Customer Choice 6.30 7.27 7.98 9.99 9.79

AUTHORIZED RETURN ON EQUITY 10.50% 10.55% 10.55% 10.55% 10.75%

EARNED RETURN ON EQUITY-FINANCIAL 10.50% 10.90% 9.90% 9.20% 9.20%

RATE BASE ($ Millions) $3,110 $2,867 $2,778 $2,638 $2,444

HEATING DEGREE DAYS 4

Normal degree days in calendar year 6,678 6,731 6,732 6,741 6,767

Actual degree days 6,606 6,305 6,913 6,965 6,548

Colder (w armer) than normal (%) (1.1) (6.3) 2.7 3.3 (3.2)

Increase (decrease) from normal in:

Gas deliveries (Bcf) (0.4) (6.4) 4.8 4.1 (6.3)

1 Includes Gas Customer Choice sales

2 Average gas revenue for transportation excludes amounts related to MCV and off-system transportation

3 Includes pipeline transportation charges

4 HDD base 65 degrees, seven w eather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations

One Energy Plaza Jackson, MI 49201 517-788-2590

www.cmsenergy.com

Enterprises & EnerBank

Independent Power Production

Capacity

Ownership Gross In-Service Under LT

Plant Fuel Interest Capacity Year Contract State

Craven Wood 50% 50 1990 100% NC

DIG Natural Gas 100 710 2001 20 MI

Filer City Coal 50 73 1990 100 MI

Genesee Wood 50 40 1996 100 MI

Grayling Wood 50 38 1992 100 MI

MI Power Natural Gas 100 224 1999 59 MI

Net MW Owned by CMS 1,035

Gaap reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS